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Exhibit 99.1

LETTER OF TRANSMITTAL

Station Casinos LLC

OFFER TO EXCHANGE ANY AND ALL OUTSTANDING
7.50% SENIOR NOTES DUE 2021 (THE "EXISTING NOTES")
($500,000,000 IN AGGREGATE PRINCIPAL AMOUNT OUTSTANDING)

FOR

7.50% SENIOR NOTES DUE 2021 (THE "EXCHANGE NOTES") AND
GUARANTEES OF THE EXCHANGE NOTES BY THE GUARANTORS NAMED IN THE
PROSPECTUS DATED [                      ], 2013

THE EXCHANGE OFFER (AS DEFINED HEREIN) AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [ ], 2013, UNLESS EXTENDED OR EARLIER TERMINATED (SUCH DATE AND TIME, THE "EXPIRATION DATE").

The Exchange Agent for the Exchange Offer is:

Delivery to: Wells Fargo Bank, National Association

By Registered or Certified Mail: Wells Fargo Bank, National Association Corporate Trust Operations MAC N9303-121 PO Box 1517 Minneapolis, MN 55480	By Regular Mail or Overnight Courier: Wells Fargo Bank, National Association Corporate Trust Operations MAC N9303-121 Sixth & Marquette Avenue Minneapolis, MN 55479	In Person by Hand: Wells Fargo Bank, National Association 12th Floor-Northstar East Building Corporate Trust Operations 608 Second Avenue South Minneapolis, MN 55479
By Facsimile: For Eligible Institutions only (612) 667-6282
For Information or Confirmation by Telephone: (800) 344-5128

        Beneficial Owners who have questions regarding this Letter of Transmittal should contact their bank, broker, dealer, trust company, or other nominee. DTC Participants and others who have questions regarding this Letter of Transmittal should contact the Exchange Agent.

THE INSTRUCTIONS CONTAINED IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

[                      ], 2013

        Capitalized terms used but not defined herein have the meanings given to them in the Prospectus dated [                      ], 2013 (as the same may be amended or supplemented from time to time, the "Prospectus") of the Station Casinos LLC, a Nevada limited liability company (the "Issuer"). The undersigned hereby acknowledges receipt of the Prospectus, which, together with this letter of transmittal (the "Letter of Transmittal"), constitute the Issuer's offer to exchange $1,000 of principal amount of its 7.50% Senior Notes due 2021 (the "Exchange Notes"), all of which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for each $1,000 principal amount of its outstanding 7.50% Senior Notes due 2021 (the "Existing Notes"), of which $500,000,000 aggregate principal amount is outstanding. The Exchange Offer is being made to each registered holder of outstanding Existing Notes, or persons who hold Existing Notes through The Depository Trust Company ("DTC"), including beneficial owners (the "Beneficial Owners") of the outstanding Existing Notes ("DTC Participants" and, together with such registered holders, the "Holders").

        The terms of the Exchange Offer set forth in the Prospectus, including under "The Exchange Offer" and "Certain U.S. Federal Income Tax Considerations," are incorporated herein by reference and form part of the terms and conditions of this Letter of Transmittal.

        By execution hereof, if required, or by otherwise participating in the Exchange Offer in accordance with the instructions contained in the Prospectus and this Letter of Transmittal, the undersigned acknowledges receipt of the Prospectus and this Letter of Transmittal and accepts the terms and conditions contained therein and herein.

        The Exchange Offer is not being made to, nor will tenders of Existing Notes be accepted from, Holders in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

        This Letter of Transmittal is being supplied only for informational purposes to persons who directly hold Existing Notes in book-entry form through the facilities of DTC. Exchange of the Existing Notes held through DTC must be made pursuant to the procedures described in the Prospectus under the heading "The Exchange Offer—Procedure for Exchanging Existing Notes."

        This Letter of Transmittal should be completed, executed and delivered by Beneficial Owners upon instruction to do so from such Beneficial Owner's bank, broker, dealer, trust company, or other nominee.

        To validly participate in the Exchange Offer, DTC Participants must, as applicable, (i) deliver Existing Notes by means of book-entry transfer into the applicable DTC account of Wells Fargo Bank, National Association, in its capacity as the Exchange Agent ("Wells Fargo"), and (ii) transmit electronic confirmation through ATOP (as described below), whereby an Agent's Message (as described below) will be sent to Wells Fargo.

        The Exchange Offer is being conducted using DTC's Automated Tender Offer Program ("ATOP"). Accordingly, DTC Participants holding Existing Notes through DTC must exchange their Existing Notes in accordance with DTC's ATOP procedures. Since all Existing Notes must be exchanged by book-entry transfer to the applicable DTC account of Wells Fargo, the Beneficial Owner's bank, broker, dealer, trust company, or other nominee must execute the applicable action through ATOP. Financial institutions that are DTC Participants must execute exchanges through ATOP by transmitting acceptances of the Exchange Offer to DTC on or prior to the Expiration Time.

        DTC will verify acceptance of the Exchange Offer, execute a book-entry transfer of the exchanged Existing Notes into the applicable DTC account of Wells Fargo and send to Wells Fargo a "book-entry confirmation," which shall include a message (the "Agent's Message") transmitted by DTC to and received by Wells Fargo and forming part of a book-entry confirmation, which states that DTC has received an express acknowledgment from a DTC Participant participating in the Exchange Offer that the DTC Participant has received and agrees to be bound by the terms of the Letter of Transmittal as though a signatory thereof and that the Issuer and its transferees may enforce such agreement against the DTC Participant.

INSTRUCTIONS TO DTC PARTICIPANTS

        As described above, the Exchange Offer is being conducted through ATOP. DTC PARTICIPANTS SHOULD NOT SEND COMPLETED COPIES OF THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT OR THE ISSUER UNLESS SEPARATELY INSTRUCTED TO DO SO. The following instructions for completing this Letter of Transmittal apply only to the extent DTC Participants are required or wish to complete this Letter of Transmittal for internal record-keeping or other purposes (or are separately instructed to do so).

        In order to properly complete this letter of transmittal, a holder of Existing Notes must:

  •
  complete the box entitled "Description of Existing Notes,"

  •
  if appropriate, check and complete the boxes relating to guaranteed delivery, "Special Issuance Instructions" and "Special Delivery Instructions," and

  •
  sign the letter of transmittal.

INSTRUCTIONS TO BENEFICIAL OWNERS

        This Letter of Transmittal should be completed, executed and delivered by Beneficial Owners upon instruction to do so from such Beneficial Owner's bank, broker, dealer, trust company, or other nominee.

        In order to properly complete this letter of transmittal a Beneficial Owner of Existing Notes must:

  •
  complete the box entitled "Description of Existing Notes,"

  •
  if appropriate, check and complete the boxes relating to guaranteed delivery, "Special Issuance Instructions" and "Special Delivery Instructions,"

  •
  sign the letter of transmittal, and

  •
  complete IRS Form W-9 or other withholding forms described herein, as applicable.

        If a holder desires to tender notes pursuant to the exchange offer and (1) certificates representing such notes are not immediately available, (2) time will not permit this letter of transmittal, certificates representing such notes or other required documents to reach the exchange agent on or prior to the expiration date, or (3) the procedures for book-entry transfer (including delivery of an agent's message) cannot be completed on or prior to the expiration date, such holder may nevertheless tender such notes with the effect that such tender will be deemed to have been received on or prior to the expiration date if the guaranteed delivery procedures described in the prospectus under "The Exchange Offer—Guaranteed Delivery Procedures" are followed. See Instruction 1 below.

        PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE INSTRUCTIONS, AND THE PROSPECTUS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL OR CHECKING ANY BOX BELOW. The instructions included with this letter of transmittal must be followed. Questions and requests for assistance or for additional copies of the prospectus and this letter of transmittal, the Notice of Guaranteed Delivery and related documents may be directed to Wells Fargo Bank, National Association, at the address and telephone number set forth on the cover page of this letter of transmittal. See instruction 11 below.

        List below the Existing Notes to which this letter of transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this letter of transmittal. Tenders of Existing Notes will be accepted only in principal amounts equal to $2,000 or integral multiples $1,000 in excess thereof.

DESCRIPTION OF EXISTING NOTES

NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) (PLEASE FILL-IN)	CERTIFICATE NUMBER(S)*	AGGREGATE PRINCIPAL AMOUNT REPRESENTED**	PRINCIPAL AMOUNT TENDERED**

TOTAL PRINCIPAL AMOUNT OF EXISTING NOTES

*	Need not be completed by holders delivering by book-entry transfer (see below).
**	Unless otherwise indicated in the column "Principal Amount Tendered" and subject to the terms and conditions of the exchange offer, the holder will be deemed to have tendered the entire aggregate principal amount represented by each note listed above and delivered to the exchange agent. See Instruction 4.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING THE BOXES BELOW

☐
CHECK HERE IF CERTIFICATES FOR TENDERED EXISTING NOTES ARE ENCLOSED HEREWITH.

☐
CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK- ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number with DTC:

Transaction Code Number:

☐
CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED EXSITING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number(s) (if any):

Date of Execution of the Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

If delivered by Book-Entry Transfer, complete the following:

Name of Tendering Institution:

Account Number at DTC:

Transaction Code Number:

☐
CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

DTC Participants identified in an Agent's Message in respect of the Exchange Offer will be deemed to have completed and signed this Letter of Transmittal and accepted the terms of conditions herein. Each such DTC Participant, in addition to each Beneficial Owner who signs this Letter of Transmittal, is referred to herein as an "undersigned."

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the exchange offer, the undersigned hereby tenders to the Issuer the principal amount of Existing Notes described above. Subject to, and effective upon, the acceptance for exchange of the Existing Notes tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Existing Notes.

        The undersigned hereby irrevocably constitutes and appoints the exchange agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as the agent of the Issuer and as trustee under the indentures relating to the Existing Notes) with respect to such tendered notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the prospectus, to (1) deliver certificates representing such tendered notes, or transfer ownership of such notes, on the account books maintained by DTC, and to deliver all accompanying evidence of transfer and authenticity to, or upon the order of, the Issuer upon receipt by the exchange agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by the Issuer of such Existing Notes for exchange pursuant to the exchange offer, (2) receive all benefits and otherwise to exercise all rights of beneficial ownership of such Existing Notes, all in accordance with the terms and conditions of the exchange offer, and (3) present such Existing Notes for transfer, and transfer such Existing Notes, on the relevant security register.

        The undersigned hereby represents and warrants that the undersigned (1) owns the notes tendered and is entitled to tender such notes, and (2) has full power and authority to tender, sell, exchange, assign and transfer the Existing Notes and to acquire Exchange Notes issuable upon the exchange of such tendered notes, and that, when the same are accepted for exchange, the Issuer will acquire good, marketable and unencumbered title to the tendered notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right or restriction or proxy of any kind. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the exchange agent or the Issuer to be necessary or desirable to complete the sale, exchange, assignment and transfer of tendered notes or to transfer ownership of such notes on the account books maintained by DTC. The undersigned agrees to all of the terms of the exchange offer.

        The undersigned understands that tenders of the Existing Notes pursuant to any one of the procedures described in the prospectus under the caption "The Exchange Offer—Procedures for Tendering Existing Notes" and in the instructions to this letter of transmittal will, upon the Issuer's acceptance of the notes for exchange, constitute a binding agreement between the undersigned and the Issuer in accordance with the terms and subject to the conditions of the exchange offer.

        The exchange offer is subject to the conditions set forth in the prospectus under the caption "The Exchange Offer—Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Issuer) as more particularly set forth in the prospectus, the Issuer may not be required to exchange any of the Existing Notes tendered by this letter of transmittal and, in such event, the Existing Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

        Unless a box under the heading "Special Issuance Instructions" is checked, by tendering Existing Notes and executing this letter of transmittal, the undersigned hereby represents and warrants that:

            (i)  the undersigned or any beneficial owner of the Existing Notes is acquiring the Exchange Notes in the ordinary course of business of the undersigned (or such other beneficial owner);

           (ii)  neither the undersigned nor any beneficial owner is engaging in or intends to engage in a distribution of the Exchange Notes within the meaning of the federal securities laws;

          (iii)  neither the undersigned nor any beneficial owner has an arrangement or understanding with any person or entity to participate in a distribution of the Exchange Notes;

          (iv)  if the undersigned or any beneficial owner is an "affiliate" of the Issuer or the guarantors within the meaning of Rule 405 under the Securities Act and is engaging in or intends to engage in or has an arrangement or understanding with any person to participate in a distribution of the Exchange Notes to be acquired pursuant to the exchange offer, the undersigned or any such other person will not rely on the applicable interpretations of the staff of the SEC and will comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction;

           (v)  if the undersigned is a resident of the State of California, the undersigned falls under the institutional investor exemption set forth under Section 25102(i) of the Corporate Securities Law of 1968 and Rules 260.102.10 and 260.105.14 of the California Blue Sky Regulations and is purchasing the Exchange Notes for its own account for investment and not with a view to or for sale in connection with any distribution of the Exchange Notes;

          (vi)  the undersigned and each beneficial owner acknowledges and agrees that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, or is participating in the exchange offer for the purpose of distributing the Exchange Notes, must comply with the registration and delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes or interests therein acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission (the "SEC") set forth in certain no-action letters;

         (vii)  the undersigned and each beneficial owner understands that a secondary resale transaction described in clause (vii) above and any resales of Exchange Notes or interests therein obtained by such holder in exchange for Existing Notes or interests therein originally acquired by such holder directly from the Issuer should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K or the SEC; and

        (viii)  the undersigned is not acting on behalf of any person or entity who could not truthfully make the foregoing representations.

        If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Existing Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer and Existing Notes held for its own account were not acquired as a result of market-making or other trading activities, such Existing Notes cannot be exchanged pursuant to the exchange offer.

        All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

        Tendered Existing Notes may be withdrawn at any time prior to 5:00 p.m., New York City time on [                      ], 2013 or on such later date or time to which the Issuer may extend the exchange offer.

        Unless otherwise indicated herein under the box entitled "Special Issuance Instructions" below, Exchange Notes, and Existing Notes not tendered or accepted for exchange, will be issued in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, Exchange Notes, and Existing Notes not tendered or accepted for exchange, will be delivered to the undersigned at the address shown below the signature of the undersigned. In the case of a book-entry delivery of notes, the exchange agent will credit the account maintained by DTC with any notes not tendered. The undersigned recognizes that the Issuer have no obligation pursuant to the "Special Issuance Instructions" to transfer any Existing Notes from the name of the registered holder thereof if the Issuer do not accept for exchange any of the principal amount of such Existing Notes so tendered.

        If any tendered Existing Notes are not accepted for any reason set forth in the terms and conditions of the exchange offer or if Existing Notes are submitted for a greater principal amount than the holder desires to exchange, the unaccepted or non-exchanged Existing Notes will be returned without expense to the tendering holder, or in the case of Existing Notes tendered by book-entry transfer into the exchange agent's account at DTC pursuant to the book-entry procedures outlined herein, the non-exchanged Existing Notes will be credited to an account maintained with DTC, in each case, as promptly as practicable after the expiration or termination of the exchange offer.

        The Exchange Notes will bear interest from the most recent interest payment date on which interest has been paid on the Existing Notes. Interest on the Existing Notes accepted for exchange will cease to accrue upon the issuance of the Exchange Notes.

  PLEASE SIGN HERE
  (To Be Completed By All Tendering Holders
  of Existing Notes)

          This letter of transmittal must be signed by the registered holder(s) of Existing Notes exactly as their name(s) appear(s) on certificate(s) for Existing Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this letter of transmittal, including such opinions of counsel, certifications and other information as may be required by the Issuer or the trustee for the Existing Notes to comply with the restrictions on transfer applicable to the Existing Notes. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the exchange agent of such person's authority to so act. See Instruction 5 below. If the signature appearing below is not of the registered holder(s) of the Existing Notes, then the registered holder(s) must sign a valid power of attorney.

X
X

Signature(s) of Holder(s) or Authorized Signatory

Dated:	, 2013

Name(s):

Capacity:

Address (including zip code):

Area Code and Telephone Number

  GUARANTEE OF SIGNATURE(S)
  (If required—see Instruction 2 and 5 below)

  Certain Signatures Must be Guaranteed by a Signature Guarantor

(Name of Signature Guarantor Guaranteeing Signatures)
(Address (including zip code) and Telephone Number (including area code) of Firm)
(Authorized Signature)
(Printed Name)
(Title)

Dated:	, 2013

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instructions 4 through 7)

      To be completed ONLY if (i) certificates for Existing Notes in a principal amount not tendered are to be issued in the name of, or Exchange Notes issued pursuant to the exchange offer are to be issued in the name of, someone other than the person or persons whose name(s) appear(s) within this letter of transmittal or issued to an address different from that shown in the box entitled "Description of Existing Notes" within this letter of transmittal, (ii) Existing Notes not tendered, but represented by certificates tendered by this letter of transmittal, are to be returned by credit to an account maintained at DTC other than the account indicated above or (iii) Exchange Notes issued pursuant to the exchange offer are to be issued by book-entry transfer to an account maintained at DTC other than the account indicated above.

  Issue:

☐ Exchange Notes, to:

☐ Existing Notes, to:

Name(s)

Address

Telephone Number:

(Taxpayer Identification or Social Security Number)

DTC Account Number:

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 4 Through 7)

      To be completed ONLY if certificates for Existing Notes in a principal amount not tendered, or Exchange Notes, are to be sent to someone other than the person or persons whose name(s) appear(s) within this letter of transmittal to an address different from that shown in the box entitled "Description of Existing Notes" within this letter of transmittal.

  Deliver:

☐ Exchange Notes, to:

☐ Existing Notes, to:

Name(s)

Address

Telephone Number:

 (Taxpayer Identification or Social Security Number)

    Is this a permanent address change? (check one box)

        ☐ Yes        ☐ No

INSTRUCTIONS TO LETTER OF TRANSMITTAL
(Forming part of the terms and conditions of the Exchange Offer)

        1.    DELIVERY OF THIS LETTER OF TRANSMITTAL AND NOTES.    The Exchange Offer is being conducted through ATOP. DTC Participants should not send completed copies of this Letter of Transmittal to the Exchange Agent or the Issuer unless separately instructed to do so. The instructions for completing this Letter of Transmittal apply only to the extent DTC Participants are required or wish to complete this Letter of Transmittal for internal record-keeping or other purposes (or are separately instructed to do so). To the extent a DTC Participant is required or wishes to complete this Letter of Transmittal for one of the foregoing purposes or is separately instructed to do so, a separate Letter of Transmittal should be completed for each Beneficial Owner. In addition, this Letter of Transmittal should be completed, executed and delivered by Beneficial Owners upon instruction to do so from such Beneficial Owner's bank, broker, dealer, trust company, or other nominee.

        For a holder to properly tender notes pursuant to the exchange offer, a properly completed and duly executed letter of transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, or a properly transmitted agent's message in the case of a book entry transfer, must be received by the exchange agent at its address set forth herein on or prior to the expiration date, and either (1) certificates representing such notes must be received by the exchange agent at its address, or (2) such notes must be transferred pursuant to the procedures for book-entry transfer described in the prospectus under "The Exchange Offer—Book-Entry Transfer" and a book-entry confirmation must be received by the exchange agent prior to the expiration date. A holder who desires to tender notes and who cannot comply with procedures set forth herein for tender on a timely basis or whose notes are not immediately available must comply with the guaranteed delivery procedures discussed below.

        THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE EXISTING NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND SOLE RISK OF THE HOLDER AND DELIVERY WILL BE DEEMED TO BE MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, HOLDERS SHOULD USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, HOLDERS SHOULD ALLOW FOR SUFFICIENT TIME TO ENSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION OF THE EXCHANGE OFFER AND PROPER INSURANCE SHOULD BE OBTAINED. HOLDERS MAY REQUEST THEIR BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR NOMINEE TO EFFECT THESE TRANSACTIONS FOR SUCH HOLDER. HOLDERS SHOULD NOT SEND ANY NOTE, LETTER OF TRANSMITTAL OR OTHER REQUIRED DOCUMENT TO THE ISSUER.

        If a holder desires to tender notes pursuant to the exchange offer and (1) certificates representing such notes are not immediately available, (2) time will not permit such holder's letter of transmittal, certificates representing such notes or other required documents to reach the exchange agent on or prior to the expiration date, or (3) the procedures for book-entry transfer (including delivery of an agent's message) cannot be completed prior to the expiration date, such holder may nevertheless tender such notes with the effect that such tender will be deemed to have been received on or prior to the expiration date if the guaranteed delivery procedures set forth in the prospectus under "The Exchange Offer—Guaranteed Delivery Procedures" are followed. Pursuant to such procedures, (1) the tender must be made by or through an eligible institution (as defined below), (2) a properly completed and duly executed notice of guaranteed delivery, substantially in the form provided by the Issuer herewith, or an agent's message with respect to a guaranteed delivery that is accepted by the Issuer, must be received by the exchange agent prior to the expiration date, and (3) the certificates for all physically tendered notes, in proper form for transfer (or a book-entry confirmation of the transfer of such notes into the exchange agent's account at DTC as described in the prospectus) together with a letter of transmittal (or manually signed facsimile thereof) properly completed and duly executed, with any required signature guarantees and any other documents required by the letter of transmittal, or a properly transmitted agent's message, must be received by the exchange agent within three New York Stock Exchange trading days after the date of execution of the notice of guaranteed delivery.

        The notice of guaranteed delivery may be delivered by hand or transmitted by facsimile or mail to the exchange agent and must include a guarantee by an eligible institution in the form set forth in the notice of guaranteed delivery. For Existing Notes to be properly tendered pursuant to the guaranteed delivery procedure, the exchange agent must receive a notice of guaranteed delivery prior to the expiration date. As used herein and in the prospectus, "eligible institution" means a firm which is a member of the Securities Transfer Agent Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchanges Medallion Program.

        2.    GUARANTEE OF SIGNATURES.    Signatures on this letter of transmittal must be guaranteed by an eligible institution unless the notes tendered hereby are tendered (1) by a registered holder of notes (or by a participant in DTC whose name appears on a security position listing as the owner of such notes) who has signed this letter of transmittal and who has not completed any of the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions," on the letter of transmittal, or (2) for the account of an eligible institution. If the notes are registered in the name of a person other than the signer of the letter of transmittal or if notes not tendered are to be returned to, or are to be issued to the order of a person other than the registered holder, or if notes not tendered are to be sent to someone other than the registered holder, then the signature on this letter of transmittal accompanying the tendered notes must be guaranteed as described above. Beneficial owners whose notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender notes. See "The Exchange Offer—Procedures for Tendering Existing Notes" in the prospectus.

        3.    WITHDRAWAL OF TENDERS.    Except as otherwise provided in the prospectus, tenders of notes may be withdrawn at any time on or prior to the expiration date. For a withdrawal of tendered notes to be effective, a written notice of withdrawal must be received by the exchange agent prior to the expiration date at its address set forth on the cover of this letter of transmittal. Any such notice of withdrawal must (1) specify the name of the person who tendered the notes to be withdrawn, (2) identify the notes to be withdrawn, including the aggregate principal amount represented by such notes, (3) where certificates for the notes have been transmitted, the name of the registered holder of such notes, if different from that of the person who tendered such notes, and (4) be signed by the holder of such notes in the same manner as the original signature on the letter of transmittal by which such notes were tendered (including any required signature guarantees), or be accompanied by (i) documents of transfer sufficient to have the trustee register the transfer of the notes into the name of the person withdrawing such notes, and (ii) a properly completed irrevocable proxy authorizing such person to effect such withdrawal on behalf of such holder (unless the notes were tendered by book entry transfer), and (4) specify the name in which any such notes are to be registered, if different from that of the registered holder. If the notes were tendered pursuant to the procedures for book-entry transfer sent forth in "The Exchange Offer—Procedures for Tendering Existing Notes," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Existing Notes and must otherwise comply with the procedures of DTC. If certificates for Existing Notes have been delivered or otherwise identified to the exchange agent, then, prior to the release of the certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an eligible institution, unless such holder is an eligible institution. If the notes to be withdrawn have been delivered or otherwise identified to the exchange agent, a signed notice of withdrawal is effective immediately upon written or facsimile notice of such withdrawal even if physical release is not yet effected.

        Any permitted withdrawal of notes may not be rescinded. Any notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the exchange offer. However, properly withdrawn notes may be retendered by following one of the procedures described in the prospectus under the caption "The Exchange Offer—Procedures for Tendering Existing Notes" at any time prior to the expiration date.

        All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Issuer, in their sole discretion, which determination shall be final and binding on all parties. Neither the Issuer, any affiliates of the Issuer, the exchange agent or any other person shall be under any duty to give any notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification.

        4.    PARTIAL TENDERS.    Tenders of notes pursuant to the exchange offer will be accepted only in principal amounts equal to $2,000 or integral multiples $1,000 in excess thereof. If less than the entire principal amount of any notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount tendered in the last column of the box entitled "Description of Existing Notes" herein. The entire principal amount represented by the certificates for all notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all notes held by the holder is not tendered, new certificates for the principal amount of notes not tendered and Exchange Notes issued in exchange for any notes tendered and accepted will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the holder unless otherwise provided in the appropriate box on this letter of transmittal (see Instruction 6), as soon as practicable following the expiration date.

        5.    SIGNATURE ON THIS LETTER OF TRANSMITTAL; POWERS OF ATTORNEY AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.    If this letter of transmittal is signed by the registered holder(s) of the Existing Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of certificates without alteration, enlargement or change whatsoever. If this letter of transmittal is signed by a participant in DTC whose name is shown as the owner of the notes tendered hereby, the signature must correspond with the name shown on the security position listing the owner of the notes.

        If any of the notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal.

        If any tendered notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of this letter of transmittal and any necessary accompanying documents as there are different names in which certificates are held.

        If this letter of transmittal is signed by the holder, and the certificates for any principal amount of notes not tendered are to be issued (or if any principal amount of notes that is not tendered is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account of DTC of the registered holder, and Exchange Notes exchanged for Existing Notes in connection with the exchange offer are to be issued to the order of the registered holder, then the registered holder need not endorse any certificates for tendered notes nor provide a separate power of attorney. In any other case (including if this letter of transmittal is not signed by the registered holder), the registered holder must either properly endorse the certificates for notes tendered or transmit a separate properly completed power of attorney with this letter of transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or power of attorney guaranteed by an eligible institution, unless such certificates or powers of attorney are executed by an eligible institution, and must also be accompanied by such opinions of counsel, certifications and other information as the Issuer or the trustee for the Existing Notes may require in accordance with the restrictions on transfer applicable to the Existing Notes. See Instruction 2.

        Endorsements on certificates for notes and signatures on powers of attorney provided in accordance with this Instruction 5 by registered holders not executing this letter of transmittal must be guaranteed by an eligible institution. See Instruction 2.

        If this letter of transmittal or any certificates representing notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing. Unless waived by Issuer or the exchange agent, proper evidence satisfactory to the Issuer, in their sole discretion, of their authority so to act must be submitted with this letter of transmittal.

        6.    SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS.    Tendering holders should indicate in the applicable box or boxes the name and address to which notes for principal amounts not tendered or Exchange Notes exchanged for Existing Notes in connection with the exchange offer are to be issued or sent, if different from the name and address of the holder signing this letter of transmittal. In the case of issuance in a different name, the taxpayer-identification number of the person named must also be indicated. Holders tendering by book-entry transfer may request that Existing Notes not exchanged be credited to such account maintained at DTC as such holder may designate. If no instructions are given, notes not tendered will be returned to the registered holder of the notes tendered. For holders of notes tendered by book-entry transfer, notes not tendered will be returned by crediting the account at DTC designated above.

        7.    TAXPAYER IDENTIFICATION NUMBER AND IRS FORM W-9.    Backup Withholding; IRS Form W-9, IRS Form W-8. U.S. federal income tax laws generally require that an exchanging owner of an Existing Note that is a U.S. person (a "U.S. holder") provide the exchange agent with such U.S. holder's correct Taxpayer Identification Number ("TIN") on IRS Form W-9, Request for Taxpayer Identification Number and Certification, attached hereto (the "IRS Form W-9"), which in the case of a U.S. holder who is an individual, is his or her social security number. If the exchanging holder is a nonresident alien or a foreign entity, other requirements (as described below) will apply. If the exchange agent is not provided with the correct TIN or an adequate basis for an exemption from backup withholding, such exchanging U.S. holder may be subject to certain penalties imposed by the IRS. In addition, failure to provide the exchange agent with the correct TIN or an adequate basis for an exemption from backup withholding may result in backup withholding on payments made to the U.S. holder or other payee pursuant to the Exchange Offer at a current rate of 28%. If withholding results in an overpayment of taxes, the U.S. holder may obtain a refund or credit from the IRS if the required information is timely provided to the IRS.

        Certain U.S. holders (including, among others, all corporations) are not subject to these backup withholding requirements. See the attached IRS Form W-9 and related instructions attached hereto (the "W-9 Guidelines") for additional instructions.

        To prevent backup withholding, each exchanging U.S. holder (including a resident alien) must provide its correct TIN by completing the IRS Form W-9 attached hereto, certifying, under penalties of perjury, that such holder is a U.S. person (including a resident alien), that the TIN provided is correct (or that such holder is awaiting a TIN) and that such U.S. holder is not subject to backup withholding. If the Existing Notes are in more than one name or are not in the name of the actual owner, the U.S. holder should consult the W-9 Guidelines for information on which TIN to report. If a U.S. holder does not have a TIN, such U.S. holder should consult the W-9 Guidelines for instructions on applying for a TIN, write "Applied For" in the space reserved for the TIN, as shown on IRS Form W-9. Note: Writing "Applied For" on the IRS Form W-9 means that the U.S. holder has already applied for a TIN or that the U.S. holder intends to apply for one in the near future. Failure to provide a TIN to the exchange agent prior to or at the time a payment is made pursuant to the Exchange Offer, will result in backup withholding until a TIN is provided.

        An exchanging holder that is a non-resident alien or a foreign entity (a "Non-U.S. holder") must submit the appropriate completed IRS Form W-8 to avoid backup withholding. The appropriate form may be obtained via the IRS website at www.irs.gov or by contacting the Exchange Agent at one of the addresses on the face of this Letter of Transmittal.

        8.    TRANSFER TAXES.    The Issuer will pay all transfer taxes, if any, required to be paid by the Issuer in connection with the exchange of the Existing Notes for the Exchange Notes. If, however, Exchange Notes, or Existing Notes for principal amounts not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Existing Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of the Existing Notes in connection with the exchange offer, then the amount of any transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of the transfer taxes or exemption therefrom is not submitted with the letter of transmittal, the amount of such transfer taxes will be billed directly to the tendering holder.

        9.    MUTILATED, LOST, STOLEN OR DESTROYED EXISTING NOTES.    If any certificate representing Existing Notes has been mutilated, lost, stolen or destroyed, the holder should promptly contact the exchange agent at the address indicated above. The holder will then be instructed as to the steps that must be taken in order to replace the certificate. This letter of transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed.

        10.    IRREGULARITIES.    All questions as to the validity, form, eligibility, time of receipt, acceptance and withdrawal of any tenders of notes pursuant to the procedures described in the prospectus and the form and validity of all documents will be determined by the Issuer, in their sole discretion, which determination shall be final and binding on all parties. The Issuer reserve the absolute right, in their sole and absolute discretion, to reject any or all tenders of any notes determined by them not to be in proper form or the acceptance of which may, in the opinion of the Issuer's counsel, be unlawful. The Issuer also reserves the absolute right, in its sole discretion subject to applicable law, to waive or amend any of the conditions of the exchange offer or to waive any defect or irregularity in the tender of any particular notes, whether or not similar defects or irregularities are waived in the case of other tenders. The Issuer's interpretations of the terms and conditions of the exchange offer (including, without limitation, the instructions in this letter of transmittal) shall be final and binding. No alternative, conditional or contingent tenders will be accepted. Unless waived, any irregularities in connection with tenders must be cured within such time as the Issuer shall determine. Each tendering holder, by execution of a letter of transmittal (or a manually signed facsimile thereof), waives any right to receive any notice of the acceptance of such tender. Tenders of such notes shall not be deemed to have been made until such irregularities have been cured or waived. Any notes received by the exchange agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the exchange agent to the tendering holders, unless such holders have otherwise provided herein, promptly following the expiration date. None of the Issuer, any of its affiliates, the exchange agent or any other person will be under any duty to give notification of any defects or irregularities in such tenders or will incur any liability to holders for failure to give such notification.

        11.    REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.    Questions relating to the procedure for tendering, as well as requests for assistance or additional copies of the prospectus, this letter of transmittal and the notice of guaranteed delivery may be directed to the exchange agent at the address and telephone number set forth above. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.

        IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR EXISTING NOTES OR A BOOK ENTRY-CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME ON THE EXPIRATION DATE.

Form W-9 (Rev. December 2011) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type
        See Specific Instructions on page 2.

Name (as shown on your income tax return)

Business name/disregarded entity name, if different from above

Check appropriate box for federal tax
classification (required): ☐ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate
☐ Exempt payee
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) > .....
☐ Other (see instructions) >

Address (number, street, and apt. or suite no.)	Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

  Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the "Name" line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
Employer identification number [ ][ ]-[ ][ ][ ][ ][ ][ ]

  Part II Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person >	Date >

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

     Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

     1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

     2. Certify that you are not subject to backup withholding, or

     3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien,

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

• An estate (other than a foreign estate), or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners' share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 12-2011)

Form W-9 (Rev. 12-2011)	Page 2

     The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

• The U.S. owner of a disregarded entity and not the entity,

• The U.S. grantor or other owner of a grantor trust and not the trust, and

• The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

     If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

     1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

     2. The treaty article addressing the income.

     3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

     4. The type and amount of income that qualifies for the exemption from tax.

     5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

     Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

     If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

     You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

     1. You do not furnish your TIN to the requester,

     2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

     3. The IRS tells the requester that you furnished an incorrect TIN,

     4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

     5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

     Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

     Also see Special rules for partnerships on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

     If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name/disregarded entity name" line.

Partnership, C Corporation, or S Corporation. Enter the entity's name on the "Name" line and any business, trade, or "doing business as (DBA) name" on the "Business name/disregarded entity name" line.

Disregarded entity. Enter the owner's name on the "Name" line. The name of the entity entered on the "Name" line should never be a disregarded entity. The name on the "Name" line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner's name is required to be provided on the "Name" line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on the "Business name/disregarded entity name" line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the "Name" line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the "Name" line is an LLC, check the "Limited liability company" box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter "P" for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter "C" for C corporation or "S" for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the "Name" line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the "Name" line.

Form W-9 (Rev. 12-2011)	Page 3

Other entities. Enter your business name as shown on required federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name/ disregarded entity name" line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the "Exempt payee" box in the line following the "Business name/ disregarded entity name," sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

     The following payees are exempt from backup withholding:

     1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

     2. The United States or any of its agencies or instrumentalities,

     3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

     4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

     5. An international organization or any of its agencies or instrumentalities.

     Other payees that may be exempt from backup withholding include:

     6. A corporation,

     7. A foreign central bank of issue,

     8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

     9. A futures commission merchant registered with the Commodity Futures Trading Commission,

     10. A real estate investment trust,

     11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

     12. A common trust fund operated by a bank under section 584(a),

     13. A financial institution,

     14. A middleman known in the investment community as a nominee or custodian, or

     15. A trust exempt from tax under section 664 or described in section 4947.

     The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

     If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

     If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

     If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

     For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the "Name" line must sign. Exempt payees, see Exempt Payee on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

     1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

     2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

     3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

Form W-9 (Rev. 12-2011)	Page 4

     4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

     5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester
For this type of account:			Give name and SSN of:
1.	Individual		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor [2]
4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual		The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))		The grantor*
For this type of account:			Give name and EIN of:
7.	Disregarded entity not owned by an individual		The owner
8.	A valid trust, estate, or pension trust		Legal entity [4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553		The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization		The organization
11.	Partnership or multi-member LLC		The partnership
12.	A broker or registered nominee		The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments		The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))		The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2 Circle the minor's name and furnish the minor's SSN.

3 You must show your individual name and you may also enter your business or "DBA" name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

* Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

     To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

     If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

     If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

     For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

     Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

     The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

     If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

     Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

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